Exhibit 99

2013 Analyst Conference Investing Today for a Brighter Tomorrow March 14, 2013 New York, NY

Safe Harbor Statement/Regulation G Information
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, including each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding the intents, beliefs and current expectations of one or more of PHI, Pepco, DPL or ACE (each a Reporting Company) or their subsidiaries. In some cases you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more Reporting Companies’ or their subsidiaries’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section and other statements in each Reporting Company’s annual report on Form 10-K for the year ended December 31, 2012 filed on March 1, 2013 and other Securities and Exchange Commission (SEC) filings, and investors should refer to these risk factor sections and such other statements. All such factors are difficult to predict, contain uncertainties, are beyond each Reporting Company’s or its subsidiaries’ control and may cause actual results to differ materially from those contained in the forward-looking statements. Any forward-looking statements speak only as to the date of this presentation and none of the Reporting Companies undertakes an obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a Reporting Company to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on such Reporting Company’s or its subsidiaries’ business (viewed independently or together with the business or businesses of some or all of the other Reporting Companies or their subsidiaries) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive. PHI routinely makes available important information with respect to each Reporting Company, including copies of each Reporting Company’s annual, periodic and current reports filed or furnished with the SEC under the Securities Exchange Act of 1934, on PHI’s website at http://www.pepcoholdings.com/investors. PHI recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with each Reporting Company’s disclosure obligations under SEC Regulation FD. PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding certain items (non-GAAP financial information) because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

Investing Today for a Brighter Tomorrow Joe Rigby, Chairman, President & Chief Executive Officer

PHI Overview
Power Delivery
Invest in T&D infrastructure
Achieve operational excellence, focused on reliability and meeting customer expectations
Implement Smart Grid
Achieve reasonable regulatory outcomes
Pepco Energy Services
Maintain profitable business while preserving potential upside as energy services market improves
Operating Income Business Mix Forecasted 2013 - 2017
2% 48% 23% 27%
Pepco Delmarva Power
Atlantic City Electric
Delmarva Power
Pepco Energy Services
Note: See Safe Harbor Statement at the beginning of today’s presentations.
1

Achievements Since Our Last Meeting
Significant improvement in reliability and customer satisfaction
Strong restoration performance grades across all service territories after Hurricane Sandy
Expanded constructive dialogue with regulators and legislators
Solid 2012 financial performance
anaged several challenges with revamped corporate communications team ompleted senior level transitions
2

We Are Managing Today’s Challenges
Reducing Regulatory Lag
File and complete rate cases in each jurisdiction
Pursue alternative ratemaking mechanisms/approaches
Continue outreach to key stakeholders on critical issues
Pursue resolution of consolidated tax adjustment issue through generic proceeding in NJ
Meeting Customer Expectations
Continue focus on improving reliability, operational excellence and customer service
Complete $1.2 billion investment in T&D infrastructure
Continue to implement the smart grid, including dynamic pricing
Advance system hardening discussions in MD and DC, including undergrounding
Addressing Cross-Border Lease Matter
Implementing cross-border energy lease resolution plan, expect to realize incremental cash
Addressing Lower PES Earnings
Reduced PES cost structure to profitably preserve upside until the energy services market rebounds
Note: See Safe Harbor Statement at the beginning of today’s presentations.
3

2013 – Our Priorities Are Clear
Operational/Customer
Execute the construction and maintenance plan
Complete the deployment of the Smart Grid
Make significant progress on new Customer Information System
Meet our customers’ expectations
Financial
Increase rate base
Execute the regulatory plan
Maintain solid credit metrics and ample liquidity
Stable earnings and secure dividend
Our regulated business model positions us to meet these objectives
Note: See Safe Harbor Statement at the beginning of today’s presentations.
4

Strong T&D Infrastructure Growth
(Billions of Dollars)
$14 $12 $10 $8 $6 $4 $2 $-
$6.3 ($3.1) 18% 23% 82% $9.7 77% 25% $6.5 24% 75% 76%
2012 Rate Base Estimate
Plant Placed In Service Depreciation / Other 2017 Rate Base Projection
Transmission Distribution
Rate base expected to increase ~ 50% by 2017 Investment focused on reliability and operational excellence
Note: See Safe Harbor Statement at the beginning of today’s presentations.
5

PHI Value Proposition –
Poised for Above Average Total Return
Key Earnings Drivers
Rate base growth - 8% CAGR in rate base through 2017
Regulatory lag reduction
Manageable financing requirements
Above Average Total Return
Attractive Dividend
Current yield is 18% higher than the average yield for S&P 500 Electric Utilities
Committed to the current dividend
Long-term dividend payout ratio targeted to align with utility peers
Note: See Safe Harbor Statement at the beginning of today’s presentations.
6

Investing Today for a Brighter Tomorrow Joe Rigby, Chairman, President & Chief Executive Officer

Power Delivery Overview Dave Velazquez, Executive Vice President, Power Delivery

Business Overview – Power Delivery
Electric 793,000 26,006 N/A
640 square miles - District of Columbia, major portions of Prince George’s and Montgomery Counties in Maryland
2.2 Million
Electric 503,000 12,641 N/A
5,000 square miles - Delmarva Peninsula 275 square miles - Northern Delaware
1.4 Million
.5 Million
Electric 545,000 9,495 N/A
2,700 square miles - Southern one-third of New Jersey
1.1 Million
 Totals 1,966,000 48,142 17 8,340 square miles
2012 Annual Data

2012 Highlights
Continued executing our reliability enhancement plans in Pepco, Atlantic City Electric and Delmarva Power
Completed approximately $1.2 billion in transmission and distribution infrastructure projects
Realized 24% reduction in the number of outages and 26% reduction in the average duration of outages during 2012 across all of PHI
Improved reliability, emergency response and customer communications evident during the derecho and Hurricane Sandy restoration efforts
Realized significant improvement in customer satisfaction levels by year end
Installed 1 millionth smart meter; activation completed in Delaware, 91% activated in the District of Columbia, and 57% activated in Pepco - Maryland
Concluded 5 distribution base rate cases and filed 3 additional cases
We have made progress on delivering value to our customers, with more work ahead

Customer Satisfaction Improvements
PHI uses an independent firm (Market Strategies, Inc.) to survey its customers on a quarterly basis.
Overall satisfaction has increased at all 3 utilities since 2011. PHI’s customer satisfaction score has increased 9 percentage points since fall 2011.
Of the key drivers for customer satisfaction, reliability and restoration performance are the most important to customers. Customer satisfaction in this area is improving, with high scores for Delmarva Power (92%) and Atlantic City Electric (89%), and increasing scores for Pepco (75%).
In a recent JD Power survey on Hurricane Sandy performance, Atlantic City Electric was recognized for storm restoration and communications efforts. Atlantic City Electric, Delmarva Power, and Pepco all received above average ratings.
In JD Power’s 2012 survey, Delmarva Power and Atlantic City Electric scored well, ranking 3rd and 5th, respectively (Residential Customers East Region, Midsize Segment) out of 14 Utilities. Pepco’s ranking improved, but still fell below average (Residential Customers East Region, Large Segment).

2012 Reliability Improvements(1)(2)
2011 SAIFI(3) 2012 SAIFI(3) Number of Outages 2011 SAIDI(4) 2012 SAIDI(4) Length of Outages
1.73 1.32 24% 185 124 33%
1.68 1.34 21% 205 163 21%
1.67 1.24 26% 189 141 25%
(1)Excluding major event days as defined by Institute of Electrical and Electronics Engineers (IEEE) standards (2)Actual results rounded to two decimal places (3)SAIFI – System Average Interruption Frequency Index (4)SAIDI – System Average Interruption Duration Index (minutes)

Reliability Performance – Pepco’s MD Jurisdiction
Pepco-MD Performance vs. RM43 Standard
SAIFI Component (COMAR Exclusion)
SAIFI
2.4 2.1 1.8 1.5 1.2 0.9 0.6 0.3 0.0
1.99 1.95 1.81 1.61 1.36 1.49
2012 SAIFI is 32% lower than in 2011
2011 2012 2013 2014 2015
Actual Performance Mandated Yearly SAIFI
Pepco-MD Performance vs. RM43 Standard
SAIDI Component (COMAR Exclusion)
SAIDI
360 320 280 240 200 160 120 80 40 0
2012 SAIDI is 26% lower than in 2011
215 191 169 159 155 143
2011 2012 2013 2014 2015
Actual Performance Mandated Yearly SAIDI
Notes:  In 2012, the MD PSC Rule Making (RM) 43, “Reliability and Service Quality Standards,” established reliability standards which the electric utilities are required to meet.
Code of Maryland Regulation (COMAR) defines which major events are excluded. This criteria differs from the IEEE criteria.

Reliability Performance – DPL’s MD Jurisdiction
Delmarva-MD Performance vs. RM43 Standard
SAIFI Component (COMAR Exclusion)
2012 SAIFI is 30% lower than in 2011
SAIFI
2.4 2.1 1.8 1.5 1.2 0.9 0.6 0.3 0.0
2.42 1.77 1.69 1.65 1.55 1.46
2011 2012 2013 2014 2015
Actual Performance Mandated Yearly SAIFI
Delmarva-MD Performance vs. RM43 Standard
SAIDI Component (COMAR Exclusion)
2012 SAIDI is 47% lower than in 2011
SAIDI
360 320 280 240 200 160 120 80 40 0
356 195 190 179 167 157
2011 2012 2013 2014 2015
Actual Performance Mandated Yearly SAIDI
Notes: In 2012, the MD PSC Rule Making (RM) 43, “Reliability and Service Quality Standards,” established reliability standards which the electric utilities are required to meet.
Code of Maryland Regulation (COMAR) defines which major events are excluded. This criteria differs from the IEEE criteria.

Storm Response – Derecho and Hurricane
“Few people realize the effort it took to restore power to the region after powerful storms”
7.8.12
“This was pretty good compared to previous Storm. I want to personally thank Pepco. They brought in a large number of crews. I’ve criticized them in the past and said their performance was unacceptable, but when you look at the preparation this time, the number of outside crews they brought in, the communication, I thought was far far better.”
Montgomery County Executive Ike Leggett 10.31.12
“It’s a hard job, but just really grateful for all of you for the outstanding job that you did, and for the great work that you do all the time.”
Delaware Governor Markell, Facebook – Video, during DPL Visit
Source: Press of Atlantic City
“I think it’s also very important to say that I really think that Pepco was ready. Pepco has done a great job. I don’t know what they could have done better.”
-D.C. Mayor Vincent Gray Washington Examiner 10.31.12

2013 Focus – Continuing to Build on 2012 Progress
Improving reliability and customer service
Investing in transmission and distribution infrastructure
Implementing Smart Grid
Continue deployment and activation of smart meters in the Pepco and Delmarva Power regions
Continue rolling out first phase of customer benefits
Begin wide-spread roll-out of dynamic pricing
Executing our regulatory strategy
We remain focused on meeting our customers’ expectations
Note: See Safe Harbor Statement at the beginning of today’s presentations.

PHI Service Territory
Customer Diversity, 2012 Electric Sales
Residential 36% Government 10% Industrial 7% Commercial 47%
Regulatory Diversity, 2012 Revenues
NJ 14% MD 35% DE 17% FERC 14% DC 20%
Near Term Economic Outlook is Mixed
Pepco
Least affected by recession and tracking national employment trends which show annual employment growth of 1.4%
Presence of federal government helps reduce economic volatility in the region
However, sequestration may have a temporary negative impact on sales
Real personal disposable income growing at 2.0% annual rate
DPL
Employment growth was flat in 2012, but is expected to increase and track national employment trends going forward
Philadelphia Fed Manufacturing Survey and local investments by corporations support hiring of new manufacturing employees
Real personal disposable income growing at 1.0% annual rate
ACE
Slower recovery; lagging national trends
Casino development in Atlantic City has not produced net new jobs, new Revel casino has filed for bankruptcy
Reconstruction following Hurricane Sandy should be completed by Memorial Day
Real personal disposable income growing at 1.0% annual rate
Source: U.S. Bureau of Labor Statistics
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Sales and Customer Growth
Sales (GWh) Forecasted Compound Annual Growth Rate
Sales Customer
2011 2012 2013 2012 - 2013 2013 - 2017 2012 - 2013 2013 - 2017
Actual* Actual* Projected
Pepco 26,622 26,021 26,376 1.4% 0.5% 1.3% 0.8%
Delmarva Power 12,586 12,732 12,852 0.9% 1.8% 1.0% 1.1%
Atlantic City Electric 9,577 9,429 9,646 2.3% 0.6% 1.3% 0.8%
Total Power Delivery 48,785 48,182 48,874 1.4% 0.9% 1.2% 0.9%
* Weather Normalized
We expect long-term sales and customer growth of 0.9% per year
Note: See Appendix for detailed sales and customer growth forecasts.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Operation and Maintenance (O&M) Expense
2011 Actual 2012 Actual 2013 Forecast
(M illions of Dollars)
Utility O&M $ 767 $ 796 $750 - $780
Major Storms (Incremental Costs)(1) 16 1 -
Environmental Remediation 2 - -
Sub-Total $ 785 $ 797 $750 - $780
Reimbursable/Recoverable(2) 99 104 100
Total O&M $ 884 $ 901 $850 - $880
(1) 2012 is net of $56 million of costs deferred as regulatory assets for 2012 storms and the establishment of a regulatory asset of $9 million for the 2011 winter storm that had previously been expensed. 2011 is net of $22 million of regulatory assets established for 2011 storms.
(2) Includes various items that are customer reimbursed or recoverable through rates in the same year, including costs associated with default electricity supply, customer reimbursed service work, claims, Atlantic City Electric bad debt expense, and regulatory commission expenses.
Note: See Safe Harbor Statement at the beginning of today’s presentations.

2012 Operation and Maintenance Expense
Reimbursable/ Recoverable 12% Operations 26% Administration & Support 20%
Major Storms* 0% Customer Care 24% Tree Trimming 6% Maintenance 12%
2012 Actual (Millions of Dollars)
Operations $ 245 Customer Care 213 Maintenance 104 Tree Trimming 55 Major Storms * 1
Administration & Support 179 Reimbursable / Recoverable 104 $ 901
* 2012 is net of $56 million of costs deferred as regulatory assets for 2012 storms and the establishment of a regulatory asset of $9 million for the 2011 winter storm that had previously been expensed.

Forecast Construction Expenditures – 2013 - 2017
(Millions of Dollars)
Advanced Metering Infrastructure $92 Transmission $1,340 Other $670 Distribution $3,797
Distribution Transmission
Total = $5,899
(Millions of Dollars) $0 $500 $1,000 $1,500
$1,198 $1,210 $1,194 $1,111 $1,186
2013 2014 2015 2016 2017
Distribution Transmission
(Millions of Dollars) $0 $500 $1,000 $1,500
$1,198 $1,210 $1,194 $1,111 $1,186
2013 2014 2015 2016 2017
Atlantic City Electric Delmarva Power Potomac Electric Power
Amounts are net of anticipated reimbursement pursuant to awards from the U.S. Department of Energy (DOE) Note: under the American Recovery and Reinvestment Act of 2009 (ARRA) See Appendix for detailed construction forecast
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Distribution Construction Expenditures – 2013 - 2017
(Millions of Dollars)
Advanced Metering Infrastructure $92 Transmission $1,340
Other $670 Distribution $3,797
Reliability and Aging Infrastructure ($2,552M) – planned investment is expected to enable us to meet reliability standards in our jurisdictions
Customer driven work ($633M) – new service connections, meter installs, etc.
Load growth ($612M) – 17 new substations planned
ACE $730 DPL $738 $2,329
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Pepco Undergrounding Status – Maryland
The Maryland rate case filed in December 2012 outlined a plan to underground certain distribution feeders:
Immediate recommendation to underground 6 distribution feeders (3 each in Montgomery and Prince George’s counties)
Selection based on the 3 feeders in each county with the highest opportunity for improvement in both frequency and duration of outages
Undergrounding work to be performed during 2014 and 2015 at a combined cost of $151 million
The filing also contained proposals to accelerate priority feeder work ($12 million per year for 2 years), and tree trimming ($17 million)
In addition, the rate case filing:
Indicated that we are examining options for undergrounding portions of the 69kV supply lines that feed certain distribution substations
Outlined a five-year plan (approximately $200 million per year) for continuing to underground additional distribution feeders

Pepco Undergrounding Status – District of Columbia
The District of Columbia Power Line Undergrounding Task Force, which started in August 2012, continues its work
The Technical Committee of the Task Force has recommended that the option that best balances cost and reliability improvement is to underground the primary (13 kV) portion of the electric system, leaving the secondary (less than 600 V) portion overhead
An initial undergrounding program has been discussed that would cost approximately $1.2 billion over the next 5 - 7 years

Smart Grid Activities
Advanced Metering Infrastructure (AMI) –includes smart meters and communication and data infrastructure
Customer applications – empowering customers
Distribution automation – enables quicker power restoration
Advanced transmission – includes synchrophasors
Replacement of our legacy customer billing systems – “go live” scheduled for 2014
Dynamic pricing
Energy efficiency and demand response programs
Renewable energy, electric vehicles and other distributed generation
Note: See Safe Harbor Statement at the beginning of today’s presentations.

# Advanced Metering Infrastructure (AMI) – Underway in Delaware, Maryland, and the District of Columbia

| | Pepco | | Delmarva Power | |
|---|---|---|---|---|
| | DC | MD | MD | DE |
| Electric meter installation* | ▪ 98% complete; to be completed 1Q2013<br>▪ Regulatory asset approved | ▪ 83% complete; to be completed 2Q2013<br>▪ Regulatory asset approved | ▪ Approved by Public Service Commission; installation expected to begin late 1Q2013 following approval of Customer Education Plan by PSC<br>▪ Regulatory asset approved | ▪ Complete<br>▪ Regulatory asset approved |
| Electric meter activation | ▪ 91% of installed meters activated; to be completed 1Q2013 | ▪ 57% of installed meters activated; to be completed 3Q2013 | ▪ Will begin 3Q2013 | ▪ Complete |
| AMI Customer Benefits – When did they start? | ▪ Online access to energy usage data – 2011<br>▪ Outage detection – 2011<br>▪ Online Bill to Date & Projected Bill – 2011 | ▪ Online access to energy usage data – 2011<br>▪ Outage detection – 2011<br>▪ Online Bill to Date & Projected Bill – 2011 | ▪ Benefits will begin 3Q2013 | ▪ Online access to energy usage data – 2010<br>▪ Outage detection – 2010<br>▪ Online Bill to Date & Projected Bill – 2011 |
| Critical Peak Rebate form of dynamic pricing* | ▪ Re-filing of application planned for 2Q2013 with residential implementation in 2014 | ▪ Approved; phase-in for residential customers began in 2012 | ▪ Approved in concept pending AMI deployment; expected implementation in 2014 following AMI deployment | ▪ Approved; phase-in for residential customers began in 2012 |

* Deferred in New Jersey

Pepco Holdings Inc

*Note: See Safe Harbor Statement at the beginning of today's presentations.*

18

Other Significant Construction Expenditures – 2013 - 2017
(Millions of Dollars)
Advance Metering Infrastructure $92 Transmission $1,340
Other $670 Distribution $3,797
Category $ Activity
Gas Delivery $140
Improvements associated with FERC gas transmission line regulations and replacement of aging infrastructure
Information Technology $112
System upgrades to IT infrastructure and business systems
Customer Relationship Management & Billing System $61
Replacement of 2 legacy billing and customer information systems Facilities $124
Construction of new operating centers, upgrades and enhancements to existing facilities
Communications $225
Replacement and installation of new radio towers, radio spectrum and equipment for broadband wireless, simulcast radio upgrades
Other $8 Meter tools and general tools Note: See Safe Harbor Statement at the beginning of today’s presentations.

Transmission Construction Expenditures – 2013 - 2017
(Millions of Dollars)
Transmission $1,340
Advanced Metering Infrastructure $92
Other $670
Distribution $3,797
Total 2013 - 2017 Forecast
Customer Driven $ 22
Reliability 536
Load 194
PJM / RTEP
N-1-1 and Major Transmission Lines 220
Transmission Line Upgrades 130
Substation Transformer and Breaker Upgrades 20
Miscellaneous Line and Substation Upgrades 218
Total $ 1,340
Pepco $408 DPL $554 ACE $378
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Power Delivery Business Outlook
Continued improvement in operating performance – safety, reliability, storm response
Leveraging technology to enhance customer service
Over $5.9 billion in planned infrastructure investment during the next five years
Revenue growth through achieving reasonable regulatory outcomes and modest long-term customer and sales growth
Providing value to our customers will result in increased value to our investors
Note: See Safe Harbor Statement at the beginning of today’s presentations.

Power Delivery Overview Dave Velazquez, Executive Vice President, Power Delivery

Appendix

# Construction Expenditure Forecast

| *(Millions of Dollars)* | 2013 | 2014 | 2015 | 2016 | 2017 | Total |
|---|---|---|---|---|---|---|
| **Distribution:** | | | | | | |
| Customer Driven (new service connections, meter installations, highway relocations) | $ 116 | $ 128 | $ 131 | $ 127 | $ 131 | $ 633 |
| Reliability and Aging Infrastructure (facility replacements/upgrades for system reliability) | 529 | 527 | 520 | 494 | 486 | 2,556 |
| DOE Reimbursement[1] | (4) | - | - | - | - | (4) |
| Load (new/upgraded facilities to support load growth) | 88 | 146 | 133 | 132 | 113 | 612 |
| Advanced Metering Infrastructure (AMI)[2] | 41 | 1 | - | 8 | 45 | 95 |
| DOE Reimbursement[1] | (3) | - | - | - | - | (3) |
| **Transmission:** | | | | | | |
| Customer Driven | 7 | 2 | 3 | 5 | 5 | 22 |
| Reliability (facility replacements/upgrades for system reliability) | 97 | 137 | 133 | 102 | 67 | 536 |
| Load and Other | 162 | 115 | 144 | 135 | 226 | 782 |
| **Gas Delivery** | 26 | 28 | 28 | 28 | 30 | 140 |
| **Information Technology** | 21 | 25 | 18 | 24 | 24 | 112 |
| **Corporate Support and Other**[3] | 118 | 101 | 84 | 56 | 59 | 418 |
| **Total Power Delivery** | $ 1,198 | $ 1,210 | $ 1,194 | $ 1,111 | $ 1,186 | $ 5,899 |

(1) Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA
(2) Installation of AMI in New Jersey is contingent on regulatory approval
(3) Corporate Support and Other category includes customer billing system ($61M), facilities ($124M), communications ($225M), and other ($8M)

Pepco Holdings Inc
Note: See Safe Harbor Statement at the beginning of today's presentations.
24

# Construction Expenditure Forecast

| (Millions of Dollars) | 2013 | 2014 | 2015 | 2016 | 2017 | Total |
|---|---|---|---|---|---|---|
| **Potomac Electric Power Company** | | | | | | |
| Distribution | $ 409 | $ 511 | $ 497 | $ 472 | $ 443 | $ 2,332 |
| Distribution – Advanced Metering | 8 | - | - | - | - | 8 |
| Transmission | 103 | 76 | 88 | 58 | 83 | 408 |
| Other | 57 | 59 | 38 | 34 | 29 | 217 |
| Less: DOE Capital Reimbursement Awards* | (6) | - | - | - | - | (6) |
| Total Pepco | $ 571 | $ 646 | $ 623 | $ 564 | $ 555 | $ 2,959 |
| **Delmarva Power & Light Company** | | | | | | |
| Distribution | $ 159 | $ 144 | $ 141 | $ 145 | $ 149 | $ 738 |
| Distribution - Advanced Metering | 33 | 1 | - | - | - | 34 |
| Transmission | 110 | 94 | 99 | 103 | 148 | 554 |
| Gas Delivery | 26 | 28 | 28 | 28 | 30 | 140 |
| Other | 46 | 35 | 28 | 24 | 30 | 163 |
| Total DPL | $ 374 | $ 302 | $ 296 | $ 300 | $ 357 | $ 1,629 |
| **Atlantic City Electric Company** | | | | | | |
| Distribution | $ 165 | $ 146 | $ 146 | $ 136 | $ 138 | $ 731 |
| Distribution - Advanced Metering | - | - | - | 8 | 45 | 53 |
| Transmission | 53 | 84 | 93 | 81 | 67 | 378 |
| Other | 36 | 32 | 36 | 22 | 24 | 150 |
| Less: DOE Capital Reimbursement Awards* | (1) | - | - | - | - | (1) |
| Total ACE | $ 253 | $ 262 | $ 275 | $ 247 | $ 274 | $ 1,311 |
| **Power Delivery** | | | | | | |
| Distribution | $ 733 | $ 801 | $ 784 | $ 753 | $ 730 | $ 3,801 |
| Distribution - Advanced Metering | 41 | 1 | - | 8 | 45 | 95 |
| Transmission | 266 | 254 | 280 | 242 | 298 | 1,340 |
| Gas Delivery | 26 | 28 | 28 | 28 | 30 | 140 |
| Other | 139 | 126 | 102 | 80 | 83 | 530 |
| **Sub-Total** | 1,205 | 1,210 | 1,194 | 1,111 | 1,186 | 5,906 |
| Less: DOE Capital Reimbursement Awards* | (7) | - | - | - | - | (7) |
| **Total for Power Delivery Business** | **$ 1,198** | **$ 1,210** | **$ 1,194** | **$ 1,111** | **$ 1,186** | **$ 5,899** |

* **Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA**

Pepco Holdings Inc *Note: See Safe Harbor Statement at the beginning of today's presentations.* 25

Forecast Construction Comparison
(Millions of Dollars) 2013 2014 2015 2016 2017
November 2011 * $ 1,044 $ 1,082 $ 1,023 $ 1,327 N/A
October 2012 * $ 1,198 $ 1,210 $ 1,194 $ 1,111 $ 1,186
Change $ 154 $ 128 $ 171 $ (216) N/A
Change in Construction Forecast 2013-2016
Key Drivers of Change:
Distribution - Reliability and aging infrastructure initiatives $ 375
Distribution - Lower load and customer growth (113)
AMI - Delay in implementation (DPL-MD - 2013, ACE - 2018) (57)
Transmission - Refinement of transmission plan (9)
MAPP - Termination of project by PJM (200)
Other, net (facilities, communications and customer billing system) 241
Total $ 237
* Amounts are net of anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA
Note: See Safe Harbor Statement at the beginning of today’s presentations.

AMI and Demand Response and Energy Efficiency Cost Forecast
Advanced Metering Infrastructure (AMI)
(Millions of Dollars) 2013 2014 2015 2016 2017 Total
Construction Cost
Atlantic City Electric(1) $ - $ - $ - $ 8 $ 45 $ 53
Delmarva Power 32 1 - - - 33
Pepco 6 - - - - 6
AMI System Improvements 3 - - - - 3
Subtotal $ 41 $ 1 $ - $ 8 $ 45 $ 95
DOE Reimbursement(2) (3) - - - - (3)
Total $ 38 $ 1 $ - $ 8 $ 45 $ 92
Demand Response and Energy Efficiency Expenditures(3)
2013 2014 2015 2016 2017 Total
Pepco - District of Columbia $ 9 $ 1 $ - $ 1 $ 1 $ 12
Pepco - Maryland 77 80 64 65 66 352
Delmarva - Delaware 9 9 6 2 2 28
Delmarva - Maryland 22 26 23 22 22 115
Atlantic City Electric 2 1 1 1 1 6
Subtotal 119 117 94 91 92 513 DOE
Reimbursement(2) (11) - - - - (11)
Total $ 108 $ 117 $ 94 $ 91 $ 92 $ 502
(1) Installation of AMI in New Jersey is contingent on regulatory approval
(2) Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA
(3) Demand response and energy efficiency program costs are recorded as deferred regulatory assets or recovered through a surcharge
Note: See Safe Harbor Statement at the beginning of today’s presentations.

# Electric Distribution Projected Sales

| (Sales in GWh) | 2011 Actual* | 2012 Actual* | 2013 Projected | 2014 Projected | 2015 Projected | 2016 Projected | 2017 Projected |
|---|---|---|---|---|---|---|---|
| **Potomac Electric Power Company** | | | | | | | |
| Residential | 7,923 | 7,780 | 7,496 | 7,470 | 7,525 | 7,534 | 7,530 |
| Commercial | 18,539 | 18,082 | 18,716 | 18,721 | 18,917 | 19,110 | 19,237 |
| Industrial | - | - | - | - | - | - | - |
| Other | 160 | 159 | 164 | 165 | 165 | 164 | 162 |
| Subtotal | 26,622 | 26,021 | 26,376 | 26,356 | 26,607 | 26,808 | 26,929 |
| **Delmarva Power & Light Company** | | | | | | | |
| Residential | 5,136 | 5,126 | 5,120 | 5,156 | 5,279 | 5,378 | 5,461 |
| Commercial | 5,192 | 5,217 | 5,380 | 5,455 | 5,611 | 5,765 | 5,903 |
| Industrial | 2,209 | 2,339 | 2,303 | 2,302 | 2,380 | 2,423 | 2,427 |
| Other | 49 | 50 | 49 | 48 | 48 | 48 | 48 |
| Subtotal | 12,586 | 12,732 | 12,852 | 12,961 | 13,318 | 13,614 | 13,839 |
| **Atlantic City Electric Company** | | | | | | | |
| Residential | 4,414 | 4,300 | 4,434 | 4,508 | 4,573 | 4,578 | 4,591 |
| Commercial | 4,213 | 4,219 | 4,231 | 4,217 | 4,294 | 4,309 | 4,307 |
| Industrial | 903 | 861 | 933 | 925 | 934 | 939 | 942 |
| Other | 47 | 49 | 48 | 48 | 48 | 48 | 48 |
| Subtotal | 9,577 | 9,429 | 9,646 | 9,698 | 9,849 | 9,874 | 9,888 |
| **Total Power Delivery** | | | | | | | |
| Residential | 17,473 | 17,206 | 17,050 | 17,134 | 17,377 | 17,490 | 17,582 |
| Commercial | 27,944 | 27,518 | 28,327 | 28,393 | 28,822 | 29,184 | 29,447 |
| Industrial | 3,112 | 3,200 | 3,236 | 3,227 | 3,314 | 3,362 | 3,369 |
| Other | 256 | 258 | 261 | 261 | 261 | 260 | 258 |
| Total | 48,785 | 48,182 | 48,874 | 49,015 | 49,774 | 50,296 | 50,656 |

* **Weather normalized**

Pepco Holdings Inc

*Note: See Safe Harbor Statement at the beginning of today's presentations.*

28

Residential Electric Distribution Projected Customers
Electric Customers*
2011 2012 2013 2014 2015 2016 2017
Actual Actual Projected Projected Projected Projected Projected
Potomac Electric Power Company
Residential 714,442 719,701 728,512 735,962 743,424 749,680 754,435
Annual Increase 0.7% 1.2% 1.0% 1.0% 0.8% 0.6%
Delmarva Power & Light Company
Residential 441,049 442,235 446,472 451,198 456,340 461,534 466,041
Annual Increase 0.3% 1.0% 1.1% 1.1% 1.1% 1.0%
Atlantic City Electric Company
Residential 481,499 478,956 485,126 488,964 492,805 496,606 500,346
Annual Increase -0.5% 1.3% 0.8% 0.8% 0.8% 0.8%
Total Power Delivery
Residential 1,636,990 1,640,892 1,660,110 1,676,124 1,692,569 1,707,820 1,720,822
Annual Increase 0.2% 1.2% 1.0% 1.0% 0.9% 0.8%
* End-of-period amounts
Note: See Safe Harbor Statement at the beginning of today’s presentations.

2012 Financial Performance – Power Delivery
Earnings Per Share
$0.93 $0.12 $0.07 -$0.03 $0.02 -$0.02 -$0.02 -$0.02 -$0.03 -$0.03 -$0.03 $1.02
2011 GAAP Dist Rate Increases Network Transmission Revenue
Micellaneous Distribution Revenue
Tax Adjustments
ACE/BGS
Dilution
Distribution Revenue Weather
O&M
SOS Margin
Interest Expense
2012 GAAP

Regulatory Overview Fred Boyle, Senior Vice President & Chief Financial Officer

Executing Our Regulatory Strategy
Continuing our work to improve customer service and reliability
Continuing our focus on achieving timely recovery and fair returns
Filing rate cases every 9 - 12 months in each jurisdiction
Pursuing alternative ratemaking mechanisms/approaches
Educating the regulatory community and others on the topic of regulatory lag
Demonstrated capability to manage simultaneous cases
Leadership in emerging issues
Highly experienced regulatory team, supplemented with strong new players
Note: See Safe Harbor Statement at the beginning of today’s presentations. 1

Accomplishments Since Our Last Analyst Conference
Five distribution base rate case decisions received in 2012 authorizing a total annual increase of $104 million
Four active cases filed with two additional cases to be filed by end of March
Annual transmission rate updated resulting in a total annual increase of $40 million under FERC formula rate process, effective June 1, 2012
Smart Grid initiatives
AMI – Significant progress in meter installation/activation; costs deferred as a regulatory asset for subsequent recovery
Dynamic Pricing – Implementation underway in Delmarva Power - Delaware and Pepco - Maryland; approved in concept in Delmarva Power - Maryland pending AMI implementation
Demand Response in all jurisdictions
Energy Efficiency programs in Maryland
Pursuing alternative ratemaking mechanisms
Engaged in system hardening discussions including undergrounding in Maryland and District of Columbia
Note: See Safe Harbor Statement at the beginning of today’s presentations.
2

Regulatory Environment
Positives
Regulators have been supportive of cost recovery for AMI, energy efficiency and demand response initiatives
Reliability expectations have re-opened the discussions for alternative ratemaking mechanisms
Formula rates in place at FERC
Challenges
Regulatory lag in distribution business
PHI response – Filing more often, revising our approach to presenting rate cases, pursuing alternative ratemaking mechanisms/approaches and educating the regulatory community on the topic of regulatory lag
Ever increasing customer expectations
PHI response – Advancing infrastructure improvements and system maintenance aimed at reliability, as well as enhancing the emergency restoration process and improving customer communications
Regulatory Diversity
2012 Rate Base*
NJ 16%
MD 27%
DC 19%
FERC 24%
DE 14%
* Based on estimated year-end rate base
We believe delivering improved reliability and meeting customer expectations will result in improved regulatory outcomes
Note: See Safe Harbor Statement at the beginning of today’s presentations.
3

Rate Base Summary
2012 Estimated Year-End Rate Base by Company
(Millions of Dollars)
Transmission
Pepco $ 641
Delmarva Power 507
Atlantic City 395
Total - Transmission $ 1,543
Distribution
Pepco - Electric $ 2,485
Delmarva Power - Electric 1,138
Delmarva Power - Gas 251
Atlantic City - Electric 1,072
Total - Distribution $ 4,946
Total Rate Base $ 6,489
Pepco - Electric 38%
Atlantic City 6%
Delmarva Power 8%
Pepco 10%
Atlantic City - Electric 16%
Delmarva Power - Gas 4%
Delmarva Electric Power - 18%
Distribution is 76% and Transmission is 24% of our 2012 estimated year-end rate base
Note: See Safe Harbor Statement at the beginning of today’s presentations.
4

Regulatory Distribution Returns on Equity
Jurisdiction/Company
Test Period
Estimated Rate Base in Current Rate Case Cycle (Millions of Dollars)
Estimated Per Books Return on Equity
Estimated Return on Equity with Annualized 2012 Rate Orders*
Authorized Return on Equity
MD – Pepco 12/31/12 Avg. $1,162 5.24% 6.24% 9.31%
DC – Pepco 12/31/12 Avg. $1,234 5.21% 6.95% 9.50%
DE – DPL Electric 12/31/12 Y/E $675 3.96% 5.67% 9.75%

MD – DPL 12/31/12 Avg. $443 6.99% 9.27% 9.81%

DE – DPL Gas 12/31/12 Y/E $251 6.88% 6.88% 10.00%

NJ – ACE 9/30/12 Y/E $1,009 1.53% 4.60% 9.75%
* Adjustments include annualized items from the recent rate orders including revenues, depreciation expense and storm amortization
Note: See Safe Harbor Statement at the beginning of today’s presentations.
5

Our Strategy for Reducing Regulatory Lag
Frequent Rate Case Filings
Maryland:
Statute – 7 months
District of Columbia:
No statute, PSC target to complete cases within 9 months of filing
Delaware:
Statute – 7 months
New Jersey:
Statute – 9 months; Extensions granted
Reduce Regulatory Lag
Initiatives Underway by Jurisdiction
Maryland:
MD Governor Grid Resiliency Task Force Recommendations
District of Columbia:
DC Mayor Power Line Undergrounding Task Force Underway
Delaware:
Recent settlement provides an opportunity for all parties to pursue a multi-year rate plan
New Jersey:
Consolidated Tax Adjustment is being addressed in a generic proceeding
Note: See Safe Harbor Statement at the beginning of today’s presentations.
6

Distribution Rate Cases – The Current Cycle
We are filing distribution base rate cases in each of our jurisdictions between November 2012 and March 2013
In the four active rate case filings, we have requested an annual increase in revenue of $196 million in total:
(Millions of Dollars)
Jurisdiction/Company
Current Requested Revenue Requirement Increase
Requested Return on Equity
Initial Filing Date
Expected Timing of Decision
Current Requested
MD – Pepco $60.8 10.25% 11/30/12 Q2-2013
DE – DPL Gas $12.2 10.25% 12/7/12 Q3-2013
NJ – ACE $70.4 10.25% 1/4/13* Q4-2013
DC – Pepco $52.1 10.25% 3/8/13 Q4-2013
DE – DPL Electric - - March 2013 -
MD – DPL - - March 2013 -
Total $195.5
* Filed 12/11/12; updated test period to 12 months actual data on 1/4/13
Note: See Safe Harbor Statement at the beginning of today’s presentations.
7

Distribution Rate Cases –
Drivers of Requested Revenue Increase
We are currently under-earning our authorized ROE in all jurisdictions
Breakdown of requested rate increases:
Rate base growth, including reliability investments
Increase in operating expenses, including customer service enhancements
Recovery of derecho and Hurricane Sandy restoration expenses
Requested increase in authorized ROEs
Proposed ROE Increase $23
Major Storms in 2012 $14
Rate Base Growth $95
Increase in Operating Expenses $64
Drivers of Requested Revenue Increase* (Millions of Dollars)
* Includes rate cases pending in Pepco - MD, Delmarva Power - DE Gas, Atlantic City Electric - NJ and Pepco - DC
Note: See Safe Harbor Statement at the beginning of today’s presentations.
8

# Regulatory Information by Commission

| Rate Cases | District of Columbia | Maryland | Delaware | New Jersey |
|---|---|---|---|---|
| Permitted to file partially forecasted test year? | Yes | Yes | Yes | Yes |
| Required to update test year data to actual? | No (1) | Yes | No | Yes |
| Timing for rate implementation | No statute; target to complete cases within 9 mos. of filing | Statute - 7 mos.; rates automatically go into effect subject to refund, unless company agrees to extension | Statute - 7 mos.; company files request to implement rates, subject to refund | Statute - 9 mos.; company files request to implement rates, subject to refund (2) |
| Time restrictions on initiating subsequent rate filings? | No | No | No | No |
| Staff party to case? | No | Yes | Yes | Yes |
| **Commissions** | | | | |
| Full Time/Part Time | Full-Time | Full-Time | Part-Time | Full-Time |
| Appointed/Elected | Appointed | Appointed | Appointed | Appointed |
| Length of Term | 4 years | 5 years | 5 years | 6 years |
| **Commissioners** | | | | |
| Name/Term expiration (3) | **Betty Ann Kane (2014)**<br>Joanne Doddy Fort (2016)<br>Vacant | **Kevin Hughes (2016)**<br>Harold Williams (2012)(4)<br>Lawrence Brenner (2015)<br>Kelly Speakes-Backman (2014)<br>Vacant | **Dallas Winslow (2015)**<br>Jeffrey Clark (2014)<br>Joann Conaway (2012)(5)<br>Jaymes Lester (2012)(5)<br>Vacant | **Robert Hanna (2015)**<br>Joseph L. Fiordaliso (2017)<br>Jeanne M. Fox (2014)<br>Mary-Anna Holden (2013)<br>Vacant |

(1) The District of Columbia PSC allows rates to be developed using a partially forecasted test period. The Company is required to update the test period to all actual within 180 days of the completion of the rate proceeding
(2) The statutory deadline for NJBPU decisions has not been successfully enforced by a utility; fully litigated cases can take 12 months or more for decision
(3) Chairperson denoted in bold
(4) Nominated for a new term through 2017; pending approval
(5) Reappointment under consideration

Pepco Holdings Inc *Note: See Safe Harbor Statement at the beginning of today's presentations.* 9

Distribution Rate Cases – Focus on Reducing Regulatory Lag
Advancing mechanisms to reduce regulatory lag include:
Test periods adjusted to recover additional reliability plant additions for future periods
Grid Resiliency Charge proposed in MD
Multi-year rate plan under discussion in DE
Rate cases will continue to be filed if current rate case outcomes do not provide a reasonable opportunity to earn the authorized ROEs
Continued outreach to regulators and intervenors on key issues
Note: See Safe Harbor Statement at the beginning of today’s presentations.
10

# Distribution Rate Cases – Pending
# Pepco – Maryland

| *(Millions of Dollars)* | Pepco - MD Case No. 9311 |
|---|---|
| Test Period | 6 mos. actual 6 mos. forecast ending 12/31/12 |
| Adjusted Rate Base | $1,296.1 |
| Equity Ratio | 49.5% |
| Return on Equity (ROE) | 10.25% |
| Revenue Requirement Increase | $60.8[(1)(2)] |
| Residential Total Bill % Increase | 5.0% |
| Revenue Requirement Equating to 25 Basis Point Change in ROE | $2.5 |

| | Procedural Schedule |
|---|---|
| Initial Filing Date | 11/30/12 |
| Intervenors' Testimony | 3/8/13 |
| Rebuttal Testimony | 3/25/13 |
| Evidentiary Hearings | 4/15 - 4/19, 4/22 - 4/24, 4/26, 4/29/13 |
| Initial Briefs | 5/17/13 |
| Reply Briefs | 5/29/13 |
| Expected Timing of Decision | 6/28/13 |

**Regulatory lag mitigation measures proposed:**

- Grid Resiliency Charge to fund accelerated investments in reliability
  - Capital $175 million (Underground feeders $151 million; Feeder Program $24 million) and O&M $17 million (Tree trimming)
- Test period adjusted to recover reliability plant additions from April 2013 through December 2013 ($15 million of revenue)

**(1) Once a revenue requirement is approved, amortization expense will also increase by $4.8 million due to derecho and Sandy restoration costs**

**(2) Intervenors' revenue requirements are as follows: PSC Staff $27.9 million based on 9.36% ROE; Office of People's Counsel $(1.9) million based on 9.10% ROE**

Pepco Holdings Inc

*Note: See Safe Harbor Statement at the beginning of today's presentations.*

11

Distribution Rate Cases – Pending Delmarva Power – Delaware Gas
Delmarva Power - DE Gas Docket No. 12-546
(Millions of Dollars)
Initial Filing Date
 12/7/12
Test Period 6 mos. actual 6 mos. forecast ending 12/31/12
Adjusted Rate Base $273.2
Equity Ratio 48.8%
Return on Equity (ROE) 10.25%
Revenue Requirement Increase $12.2*
Residential Total Bill % Increase 6.1%
Revenue Requirement Equating to 25 Basis Point Change in ROE $0.5
Regulatory lag mitigation measure proposed:
Test period adjusted to recover reliability plant additions from July 2013 through December 2013 ($1.3 million of revenue)
* As permitted by Delaware law, Delmarva Power implemented an interim rate increase of $2.5 million on February 5, 2013, subject to refund
Note: See Safe Harbor Statement at the beginning of today’s presentations.
12

# Distribution Rate Cases – Pending
# Atlantic City Electric – New Jersey

| *(Millions of Dollars)* | Atlantic City Electric Docket No. ER12121071 |
|---|---|
| Filed Position | 1/4/13 |
| Test Period | 12 mos. actual data ending 9/30/12 |
| Adjusted Rate Base | $1,198.9 |
| Equity Ratio | 49.0% |
| Return on Equity (ROE) | 10.25% |
| Net Revenue Requirement Increase | $70.4[(1)(2)] |
| Residential Total Bill % Increase | 7.0% |
| Revenue Requirement Equating to 25 Basis Point Change in ROE | $2.4 |

| | Procedural Schedule |
|---|---|
| Initial Filing Date | 12/11/12 |
| Intervenors' Testimony | 6/21/13 |
| Rebuttal Testimony | 7/26/13 |
| Evidentiary Hearings | 8/12 - 14, 8/16, 8/20, 8/22 - 23, 8/26/13 |
| Initial Briefs | TBD |
| Reply Briefs | TBD |
| Expected Timing of Decision | Q4-2013 |

**Regulatory lag mitigation measure proposed:**

- Test period adjusted to recover additional reliability plant additions from April 2013 through December 2013 ($8.9 million of revenue)

**Consolidated Tax Adjustment (CTA) Proceeding:**

- Order issued on January 23, 2013 by the New Jersey Board of Public Utilities to solicit input from stakeholders, including utilities, to determine whether the CTA policy is appropriate in NJ and if so, how it should be calculated

(1) $72.1 million increase in distribution rates and a decrease of $1.7 million in the Regulatory Asset Recovery Charge, excluding Sales and Use Tax

(2) Once a revenue requirement is approved, amortization expense will also increase by $9.1 million due to derecho and Sandy restoration costs and depreciation expense will decrease by $5.4 million based on filed depreciation study

Pepco Holdings Inc *Note: See Safe Harbor Statement at the beginning of today's presentations.* 13

Distribution Rate Cases – Pending Pepco – District of Columbia
Pepco - District of Columbia FC No. 1103
(Millions of Dollars)
Filed Position 3/8/13 12
Test Period mos. actual data ending 12/31/12
Adjusted Rate Base $1,371.1
Equity Ratio 49.8%
Return on Equity (ROE) 10.25%
Net Revenue Requirement Increase $52.1*
Residential Total Bill % Increase 6.2%
Revenue Requirement Equating to 25 Basis Point Change in ROE $3.0
Regulatory lag mitigation measure proposed:
Test period adjusted to recover additional reliability plant additions from September 2013 through December 2013 ($6.8 million of revenue)
* Once a revenue requirement is approved, depreciation expense will increase by $5.7 million based on filed depreciation study
Note: See Safe Harbor Statement at the beginning of today’s presentations.
14

FERC-Regulated Transmission Business
(Millions of Dollars) Pepco Delmarva Power Atlantic City Electric Total
2011 Actual Year-End Rate Base $544 $422 $370 $1,336
2012 Estimated Year-End Rate Base (1)(2)
Base Amount - 11.3% $514 $406 $347 $1,267
Incentive Amount - 12.8% MAPP Related 45 35 - 80Incentive Amount - 12.8% Non-MAPP Related 82 66 48 196
Total $641 $507 $395 $1,543
Equity Ratio 49% 49% 50%
Indicated 2012 Annual Earnings, after-tax $33 $24 $22 $79
Estimated 2013 Annual Earnings, after-tax $37 $27 $22 $86
(1) Estimated rate base at 12/31/12 based on FERC-approved formula
(2) Current authorized return on equity; projects with a FERC-approved incentive ROE adder earn 12.8%; authorized return on equity is 11.3% for all other transmission
Note: See Safe Harbor Statement at the beginning of today’s presentations.
15

FERC Filing Challenging Our Transmission Rates
On February 27, 2013, the public utilities commissions and public advocates in all four of our jurisdictions made a Section 206 filing at FERC challenging the transmission rates of each of the Company’s three utilities
Two primary issues included in the filing:
Request to reduce the ROE base to 8.7% based on a zone of reasonableness between 6.78% and 10.33%
Request to modify the formula rate protocols in order to require additional data and identification and justification of costs
The impact on a 100 basis-point change in the transmission ROE is approximately $7 million in after-tax earnings
The complainants must show that the existing transmission rates are not just and reasonable
The Company is preparing a filing in support of its current ROE and formula rate process
Note: See Safe Harbor Statement at the beginning of today’s presentations.
16

MAPP Abandoned Cost Recovry
FERC order issued on February 28, 2013
FERC concluded that the MAPP project was canceled for reasons beyond the Company’s control and granted recovery of prudently incurred costs
Key elements of the Order:
Established a hearing to review the prudence of the $87.5 million abandonment costs and the requested 5 year amortization period
Disallowed the incentive and RTO membership adders which reduce the project’s ROE from 12.8% to 10.8%
Denied 50% recovery of the $4.2 million of costs incurred prior to November 1, 2008 (the date of the MAPP incentive order)
The Company plans to seek rehearing of the Commission’s disallowance of the ROE adders as well as the determination to deny 50% of costs incurred prior to November 1, 2008
Note: See Safe Harbor Statement at the beginning of today’s presentations. 17

Decoupling Status
Jurisdiction
Pepco/Delmarva Power – MD
Pepco – DC
Delmarva Power – DE
ACE – NJ
Status
Implemented June 2007
Implemented November 2009
Filed, requires PSC approval
Request deferred
Forecasted 2013 % Regulated Distribution Revenue
40% 24% 64% 14% 22%
Decoupling provides benefits to both utilities and customers:
Fosters energy conservation as it aligns the interests of customers and utilities
Eliminates revenue fluctuations due to weather and changes in customer usage
Provides for more predictable utility distribution revenues
Stabilizes the delivery portion of customer bills over time
More closely aligns cost recovery with the fixed cost nature of the delivery business
Note: See Safe Harbor Statement at the beginning of today’s presentations.
18

Regulatory Summary

Highly experienced regulatory team, supplemented with strong new players

Committed to filing rate cases every 9 - 12 months in each jurisdiction to reduce regulatory lag while simultaneously pursuing alternative ratemaking mechanisms

PHI strategy is well aligned with the energy efficiency objectives and customer interests among the states in our service territory
Continued focus on improving reliability, managing costs, and achieving timely cost recovery and reasonable regulatory returns

Note: See Safe Harbor Statement at the beginning of today’s presentations.
19

Regulatory Overview Fred Boyle, Senior Vice President & Chief Financial Officer

Appendix

Distribution Base Rate Case Outcomes

Revenue  Return on

Equity Ratio Increase Equity

(Millions of Dollars)

2008 Pepco - DC$28.310.00%46.55% 2009 DPL - MD$7.510.00%49.87% 2010 Pepco - DC$20.3 (1)9.63%46.18% 2010 ACE - NJ$20.010.30%49.10% 2010 Pepco - MD$7.89.83%48.87% 2011 DPL Electric - DE$16.410.00%47.52% 2011 DPL Gas - DE$5.810.00%48.30%

2011 DPL - MD$12.2Not Specified (2)Not Specified 2012 DPL - MD$11.39.81%50.06% 2012 Pepco - MD$18.19.31%50.13% 2012 Pepco - DC$24.49.50%49.23% 2012 ACE - NJ$28.09.75%48.33% 2012 DPL Electric - DE$22.09.75%49.61%

(1) Includes additional increase of revenues of approximately $0.5 million annually granted by the DC Commission in response to Pepco’s application for reconsideration
(2) PSC authorized that the return on equity for purposes of calculating the allowance for funds used during construction and regulatory asset carrying costs would remain unchanged at 10%
22

Transmission Formula Rate Process

Formula Rate Components

• Debt % in Capital Structure x Debt Rate x Total Rate Base

• Equity % in Capital Structure x 11.3% ROE x Base Rate Base

• Equity % in Capital Structure x 12.8% ROE x Incentive Rate Base

• Operation and Maintenance

• Depreciation and Amortization

• Other Taxes

• Income Tax at Statutory Rate

• True-up from Prior Year

Minimizes Regulatory Lag

Rates updated annually on June 1st

More timely match between rates and costs

Revenue Component

Total Transmission Revenue Requirement

Quicker reflection in rates of capital expenditures placed into service; projects expected to be placed into service in the current calendar year are pro-rated
AFUDC is accrued on capital expenditures until the project is placed into service
Note: See Safe Harbor Statement at the beginning of today’s presentations. 23

# Default Service Auction/Bidding Process

| | Maryland (Pepco/Delmarva Power) | District of Columbia (Pepco) | Delaware (Delmarva Power) | New Jersey (Atlantic City Electric) |
|---|---|---|---|---|
| **Transition to Competitive Market** | July 2004 | February 2005 | May 2006 | August 2003 |
| **Procurement** | Public Service Commission approves and monitors competitive SOS bid process<br><br>Power acquired in multiple bid rounds each bid year to limit market timing risk | Public Service Commission approves and monitors competitive SOS bid process<br><br>Power acquired in multiple bid rounds each bid year to limit market timing risk | Public Service Commission approves and monitors competitive SOS auction process<br><br>Power acquired in multiple bid rounds each bid year to limit market timing risk | Board of Public Utilities approves and conducts state-wide BGS auction process<br><br>Power acquired in tranches as state-wide auction |
| **Pricing** | Residential and small commercial customers have rolling 2-year contracts; 25% bid out two times per year<br><br>Medium commercial customers bid quarterly; large commercial customers receive hourly prices | Residential and small commercial customers have rolling 3-year contracts; bid out annually<br><br>Large commercial customers have rolling 1-year contracts; bid out annually | Residential and small commercial customers have rolling 3-year contracts; auctioned annually<br><br>Large commercial customers (transmission level) receive hourly prices; all others have 1-year contracts | Power acquired in rolling 3-year contracts with 1/3 acquired each year<br><br>Large commercial customers over 500kW on hourly prices |
| **Switching Restrictions** | None | None on residential customers; commercial customers returning to fixed priced SOS must stay for 12 months | None | None |

Pepco Holdings Inc
24

Default Service Procurement –

Auction Description for Load Bid 2013/14

Maryland - Pepco/Delmarva Power

District of Columbia - Pepco

Delaware - Delmarva Power

New Jersey - Atlantic City Electric

Supply Period6/1/13 to 5/31/146/1/13 to 5/31/146/1/13 to 5/31/146/1/13 to 5/31/14

Load Bid50%(2)(5)37.2%(2)(4)33.3%(2)(4)33.3%(3)(4)

 Bid Rounds2 at 25% each2 at 18.6% each2 at 16.6% each1 at 33.3% Schedule(1)Oct '12 / Apr '13Dec '12 / Jan '13Nov '12 / Feb '13Feb '13 Contract Terms2 years3 years3 years3 years Next Auction CycleOct '13 / Apr '14 Dec '13 / Jan '14 Nov '13 / Feb '14 Feb '14

(1) Actual auction dates for the 6/1/13 to 5/31/14 supply period are approved by the Public Service Commissions (2) Includes Residential & Small Commercial (3) Includes all fixed price load (4) Reflects portion of the load for contracts expiring on 5/31/13 (5) Reflects portion of the load for contracts expiring on 5/31/13 and on 9/30/13
Note: See Safe Harbor Statement at the beginning of today’s presentations.25

Methods of Cost Recovery

Outside of Base Rate Case Process

MD DC DE NJ

Transmission rate recovery via FERC formula rates - adjusted annually;

retail rate reflects FERC formula rate

Procurement cost adjustment mechanisms - reconciles purchased power costs

AMI Costs - deferred as a regulatory asset for subsequent recovery N/A Energy efficiency programs - recovery through a surcharge N/A N/A N/A Demand response programs - recovery through a surcharge –  – Certain state and local taxes - recovery through a surcharge – –Renewable Energy Portfolio Compliance - recovery through a surcharge N/A  N/A N/A Bad debt expense - recovery through Societal Benefits Charge – – –

Default service bad debt expense - recovery through default service – rates adjusted annually

N/A – Not Applicable
Note:  See Safe Harbor Statement at the beginning of today’s presentations. 26

Pepco Energy Services Overview John Huffman, President and CEO, Pepco Energy Services

Pepco Energy Services – Overview

ESCO business: Provides government and institutional customers with competitive energy efficiency services  Energy Efficiency

• Designs, builds, and operates energy efficiency projects

• Since 1995, completed over $1 billion of projects  Combined Heat and Power (CHP)

• Develops, constructs and operates CHP and thermal energy plants

Thermal business: Provides steam and chilled water to hotel and casino customers in Atlantic City under long-term contracts through a system it owns and operates

Underground transmission and distribution business: W.A. Chester provides underground transmission and distribution construction and maintenance services for utilities

  Energy supply business

• Retail delivery obligations will be substantially complete in 2013

• Two peaking power plants were retired in Q2 2012
Note:  See Safe Harbor Statement at the beginning of today’s presentations. 1

ESCO Market - Challenged

The ESCO market experienced a significant downturn in 2012 driven by a decrease in the energy efficiency business; particularly in the state and local government market segments

PES signed $9 million of energy efficiency projects in 2012, well below its recent pace, while its project development pipeline fell to $350 million

Customers’ concerns about their fiscal health and taking on additional debt associated with our projects – along with the economic uncertainty – are the primary drivers

Customers have slowed their decision making, lengthening the project cycle time from the award of the project to signed contract

Note:  See Safe Harbor Statement at the beginning of today’s presentations.2

Energy Efficiency Contracts Signed and Project Development Pipeline (excludes CHP)

($ in millions)

700

600

500
($ in millions)
400

300

200

100

0

2007

2008

2009

2010

2011

2012

Project Development Pipeline Construction O&M

Contracts

Signed
Contracts
Signed

2013 Outlook

 PES expects the energy efficiency markets will remain soft in 2013

 In the second half of 2012, PES responded to market conditions:

•Reduced ongoing costs by approximately $8 million (after-tax)

•Incurred a one-time charge of $1.4 million (after-tax) for severance

 PES expects to earn approximately $5 million (after-tax) from ongoing operations in 2013

 The wind-down of the retail energy supply business will be substantially complete in 2013

Net Income

201120122013

Energy Services:

 ESCO  Thermal  W.A. Chester

Energy Services*Energy Services* Energy Services

$20M$5M$9M

PES Overhead PES Overhead PES Overhead

Unallocated

Overhead($5M)($5M)($4M)

Retail Energy

Energy Supply*Energy Supply*

Supply excluded from 2013 Earnings $27M$10M Guidance

*Excludes mark-to-market and impairments; see Appendix for reconciliation of GAAP earnings to adjusted earnings
Note:  See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.3

Energy Efficiency Market – Looking Forward

 State and local government markets are expected to rebound as the economy improves

 Federal government market activity is picking up:

•Prior presidential executive orders and agency directives have recently increased Request for Proposal (RFP) activity

•PES’s responses to RFPs were up 30% year-over-year

•In 2012 PES was awarded the exclusive right to develop three projects which could result in signed contracts in 2013 and 2014

•Budget sequestration may help energy performance contracting as the Army and federal agencies have begun directing the use of energy savings performance contracts as a way to mitigate mandatory budget reductions
Note:  See Safe Harbor Statement at the beginning of today’s presentations.4

Combined Heat and Power (CHP)

 Building off its recent DC Water CHP contract, PES is developing opportunities targeting federal government and other customers

 CHP opportunities are expected to grow:

•Natural gas prices are forecasted to remain low

•CHP plants are efficient – capturing up to 80% of a fuel’s energy compared to less than 50% via separate production of electricity and heat

•CHP facilities are eligible for 10% Federal Investment Tax Credits (ITC) up to 15 MW and accelerated depreciation through 2016

•2012 Executive Order signed by President Obama calls for a goal of 40 GW of new CHP capacity by 2020

•December 2012 EPA Industrial Boiler Maximum Allowable Control Technology (MACT) emission regulations focusing on major industrial sources mandates compliance within three to four years – investing in CHP is a viable compliance option

•CHP facilities are eligible to meet renewable portfolio/energy efficiency resource standards in 18 states

•Other state incentives for CHP – NJ Energy Master Plan calls for 1,500 MW of new CHP by 2020

DC Water

 15 MW CHP facility

 Uses biogas from DC Water’s waste water treatment process to produce steam and electricity; steam returned and used in DC Water’s waste water treatment process  $82 million construction contract underway -completion in Dec 2014  $90 million (cumulative) Operation and Maintenance contract from 2015 - 2030

CHP projects by PES

 15 MW DC Water (under construction)  23 MW National Institutes of Health

 5 MW Atlantic City thermal operation
Note:  See Safe Harbor Statement at the beginning of today’s presentations.5

Underground Transmission and Distribution Business

 W.A. Chester is an industry leader in the installation and maintenance of underground high voltage transmission cable and distribution infrastructure for electric utilities

 Chester’s earnings have been growing 10% annually in the last 3 years as the demand for its service increases

 Utilities are expected to invest more than $25 billion in transmission projects over the next two years to improve reliability, with continued growth over the longer term –indicative of the trend in underground spending

2013 Forecasted Revenue Makeup

Overhead

Distribution

8%

Underground

Distribution

12%

Underground

Transmission

80%

Historic and Planned Transmission Investments

($ in Millions {Real $2009})

24,000

20,000

16,000

12,000

Advent of EPAct 2005 and

FERC Pricing Policies

8,000

4,000

0

Source: EEI. December 2011

20012002200320042005
2006200720082009    2010p   2011p
2012p   2013p   2014p   2015p   2016p
2017p   2018p   2019p   2020p   2021p

Actual Investments

Planned InvestmentsLinear (Planned Investments)

 Initiatives to underground distribution lines in the Mid-Atlantic and Northeast in response to weather-related outages may further increase demand
Note:  See Safe Harbor Statement at the beginning of today’s presentations.6

Retail Energy Supply Wind-Down

  The bulk of the retail energy supply contracts have rolled off - remaining contracts roll off in mid-2014

  PES is considering alternatives to accelerate the completion of the wind-down into 2013

• Either sell retail contracts to other marketers or terminate them with retail customers

• Liquidate remaining wholesale and renewable energy certificates (REC) contracts

3.5

3.0

2.5

2.0

1.5

1.0

0.5

0.0

Retail Electric and Natural Gas Backlog

60
Dth (millions)

50

40

30

20

10

0

2012E 2013E 2014E

Electric Delivered and Backlog Gas Delivered and Backlog

MWh (millions)

Dth (millions)

  Retail energy supply obligations will be substantially complete in 2013

  Retail energy supply excluded from 2013 earnings guidance
Note:  See Safe Harbor Statement at the beginning of today’s presentations. 7

Summary

  The long-term fundamentals of the energy efficiency business remain strong - PES is well positioned to grow as the state and local government markets rebound and the federal government market expands

  Reliability initiatives in the utility industry are expected to increase long-term demand for PES’s underground transmission and distribution construction business

  PES continues to position itself to take advantage of the growing CHP market

  PES is considering alternatives to accelerate the completion of the retail energy supply wind-down into 2013

PES provides incremental earnings to PHI’s transmission and distribution businesses
Note:  See Safe Harbor Statement at the beginning of today’s presentations. 8

Pepco Energy Services Overview John Huffman, President and CEO, Pepco Energy Services

Appendix

Contract Backlog Data

ESCO

Construction: Energy Services and Combined Heat and Power

Operations and maintenance contracts related to energy efficiency and CHP projects; 3 - 15 year contracts

Gross Margin

$7 million Contract Backlog

9-month remaining weighted average

$38 million Contract Backlog

12-year remaining weighted average

PES Gross Margin Backlog As of 12/31/12

(Millions of Dollars)

$60

$50

$40

$30

$20

$10

$0

2012 Actual 2013 2014 2015 2016

Energy Efficiency & CHP Construction

O&M

W.A. Chester

Thermal

Thermal

Atlantic City Operations* $334 million Contract Backlog

Underground T&D Construction

W.A. Chester $11 million Contract Backlog

17-month remaining weighted average

*  PES also owns the following assets:

 Wilmington, DE steam/chilled water system serving two customers  5 MW Bethlehem landfill gas  3 MW Eastern landfill gas  2 MW Fauquier landfill gas  2 MW ACCC solar facility
Note:  See Safe Harbor Statement at the beginning of today’s presentations. 11

Key Features of Typical Projects
Energy Efficiency Projects Combined Heat & Power W.A. Chester
Typical construction contract size $2 - $30 million $10 - $75 million $1 - $30 million
Operation and maintenance Related to ~20% of projects; 2 – 15 year term
Typically all projects; 15 – 20 year term N/A
Gross margin +/- 20% +/- 15% +/- 20%
Sales cycle 16 – 24 months Typically over 2 years
N/A – typically driven by utility RFPs
Project financing 3rd party or customer 3rd party or customer Utilities
Guarantee requirements Energy savings guarantee
Minimum efficiency and equipment availability
Typically 1-2 year standard construction warranty
Note: See Safe Harbor Statement at the beginning of today’s presentations. 12

Reconciliation of GAAP Earnings to Adjusted Earnings
($ in millions) Energy Services PES Overhead 2012
Retail Energy Supply(1) Total Energy Services PES Overhead 2011
Retail Energy Supply(1) Total
Reported Earnings (GAAP) $ - $ (5) $ 23 $ 18 $ 20 $ (5) $ 9 $ 24
Adjustments (After-tax)(2)
Mark-to-Market (gains)/loss - - (15) (15) - - 18 18
Impairments 5 - 2 7 - - - -
Adjusted Earnings (Non-GAAP) $ 5 $ (5) $ 10 $ 10 $ 20 $ (5) $ 27 $ 42
(1) Includes income from power generation
(2) Calculated utilizing a composite tax rate of 40%
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations. 13

Financial Overview Fred Boyle, Senior Vice President & Chief Financial Officer

Financial Objectives
Achieve long-term earnings and dividend growth by:
Investment in infrastructure
Reduction of regulatory lag Maintain solid investment grade credit ratings by sustaining:
Solid credit metrics
Ample liquidity
Strong cash flow
Low business risk profile
Our regulated business model positions us to meet these objectives
Note: See Safe Harbor Statement at the beginning of today’s presentations. 1

Projected Capital Expenditures – 2013 - 2017
(Millions of Dollars) $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $1,207 $1,218 $1,203 $1,197 $1,122
2013 2014 2015 2016 2017
Distribution Transmission PES/Other
2013 2014 2015 2016 2017
Distribution $ 932 $ 956 $ 914 $ 869 $ 888 Transmission  266 254 280 242 298 PES/Other  9 8 9 11 11
Total $ 1,207 $ 1,218 $ 1,203 $ 1,122 $ 1,197
Note: See Safe Harbor Statement at the beginning of today’s presentations. 2

Infrastructure Investment – The Driver of Growth
(Millions of Dollars) $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0
Year-End Rate Base
8 % CAGR 2012 - 2017)
$9,215 $9,700$8,570 $7,958 $2,439 $2,292 $7,315 $2,111 $6,489 $1,888 $277 $273 $1,764 $268 $5,702 $263 $5,108 $1,543 $255 $1,336 $251 $1,192 $230 $224 $6,984 $6,650 $6,191 $5,807 $5,296 $4,695 $4,136 $3,692
2010A 2011A 2012E 2013P 2014P 2015P 2016P 2017P
Electric Distribution GasDistribution Transmission
Total Rate Base Growth - 50% Electric Distribution Rate Base Growth - 49%
Transmission Rate Base Growth - 58%
Notes: A = Actual, E = Estimate, P = Projected
See Appendix for projected rate base by utility; growth rates reflect 2012 - 2017
Note: See Safe Harbor Statement at the beginning of today’s presentations. 3

# Credit Profile

| PHI Credit Metrics | 2012 Actual* | Long-Term Target Metrics |
|---|---|---|
| FFO Interest Coverage | 3.5X | 3.5X |
| Debt/Capitalization | 58% | ~55% |

- Debt/Capitalization will be strengthened by the February 2013 settlement of the equity forward transaction ($312 million)
- Targeted debt to capitalization ratio at the utility subsidiaries is ~ 50%

| | Debt Ratings | | |
|---|---|---|---|
| | S&P | Moody's | Fitch |
| PHI - Senior Unsecured | BBB | Baa3 | BBB |
| Pepco - Senior Secured | A | A3 | A |
| DPL - Senior Secured | A | A3 | A |
| ACE - Senior Secured | A | A3 | A- |

* **Source: S&P CreditStats Direct, see Appendix for detailed calculations**

Pepco Holdings Inc *Note: See Safe Harbor Statement/Reg. G Information at the beginning of today's presentations.* 4

Liquidity Position
At March 5, 2013
PHI Consolidated
Credit Facility (Total Capacity) $650 $850 $1,500 Letters of Credit Issued (2) - (2) Commercial Paper Outstanding (208) (480) (688) Remaining Credit Facility Available $440 $370 $810 Cash Invested in Money Market Funds - 3 3
Total Cash and Credit Facility Available $440 $373 $813 Credit facility of $1.5 billion renewed August 2012
Expiration date extended to August 2017
Syndicated facility with 17 participating banks
Parent and Utilities have the option of increasing or decreasing sub-limits under the facility, with certain restrictions Impact of cross-border lease decision:
IRS deposit of $242 million made March 4, 2013; interim funding with short-term debt to be repaid with lease unwind proceeds • $1.5 billion credit facility remains available for Parent and Utilities 5

2013 Financing Activity
Debt Issuance
Utility long-term debt issuance of $750 - $850 million*
Pepco ~$400 million ($200 million maturing)
Delmarva Power ~$300 million ($250 million maturing)
Atlantic City Electric ~$100 million ($69 million maturing)
Equity Issuance
Equity forward transaction entered into on March 5, 2012; settled on February 27, 2013
17.92 million shares priced at $19.25 per share
Net proceeds of $312 million used to repay outstanding commercial paper, a portion of which was issued in order to make capital contributions to the utility subsidiaries, and for general corporate purposes Dividend Reinvestment Plan/Employee Savings Plan (approximately $42 million)
Assuming the unwind of the majority of the cross-border energy lease portfolio, next anticipated equity issuance will be beyond 2014
* Debt issuance amounts may be reduced due to proceeds received in connection with the unwind of the cross-border energy lease portfolio.
Note: See Safe Harbor Statement at the beginning of today’s presentations. 6

Manageable Debt Maturity Schedule
(Millions of Dollars) $700 $600 $500 $400 $300 $200 $100 $0
Long-Term Debt Maturities December 31, 2012*
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Pepco Holdings Inc Atlantic City Electric Delmarva Power & Light Potomac Capital Invt Corp Potomac Electric Power
* Excludes Atlantic City Electric securitization debt
Note: See Safe Harbor Statement at the beginning of today’s presentations. 7

2013 Estimated Sources & Uses of Cash
(Millions of Dollars)
Principal Sources of Cash:
Cash Flow from Operations(1) $ 925
Equity Forward Settlement(2) 312
Dividend Reinvestment Plan/Employee Savings Plan 42
New Debt Issue: Long-term - Utilities(3) 280
Short-term 378 Total Sources of Cash $ 1,937
Principal Uses of Cash:
Capital Expenditures(4) $ 1,315
Common Stock Dividends(5) 268
Pension Funding (Jan. 2013) 60
ACE Securitized Debt 39
IRS Tax Deposit (Mar. 2013) 242
Other 13
Total Uses of Cash $ 1,937
Cash flows to be further supplemented with proceeds received from a partial or full unwind of the cross-border lease portfolio, which are not included in the table above
(1) Mid-point of projected cash from operations range of $900 - $950 million
(2) Reflects net proceeds from equity forward transaction entered into March 2012; settled on February 27, 2013
(3) Mid-point of net new debt issuance range of $230 - $330 million
(4) Includes non-capital demand side management expenditures of $108 million
(5) The dividend rate is determined by the Board of Directors on a quarterly basis; reflects annual dividend rate of $1.08 per share
Note: See Safe Harbor Statement at the beginning of today’s presentations.
 8

Pension and OPEB Impacts
Net Pension & OPEB Pre-Tax Expense (O&M)
(Millions of Dollars)
$90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $77 $69
Pension & OPEB
2012A
2013E
Pension Cash Contributions
(Millions of Dollars) $300 $250 $200 $150 $100 $50 $0 $200 $60
Pension
2012A
2013A
Key Metrics – Pension and OPEB Plans (Millions of Dollars)
Pension 12/31/12 OPEB 12/31/12 Pension Cost Assumptions for 2013
Assets $2,039 Assets $321 Discount Rate 4.15%
Plan Obligations $2,494 Plan Obligations $775 Expected Return on Assets (Long-term) 7.25%
Note: See Safe Harbor Statement at the beginning of today’s presentations.
9

Cash Tax Summary
PHI remains in a Net Operating Loss (NOL) position after the tax adjustment associated with the cross-border energy lease portfolio
2013 50% Bonus Depreciation Expense – approximately $400 million
NOL expected to be fully utilized in 2014, assuming no extension of bonus depreciation beyond 2013
Note: See Safe Harbor Statement at the beginning of today’s presentations.
10

Cross-Border Energy Leases
In January 2013, an appellate court issued an opinion in a Consolidated Edison case that disallowed tax benefits associated with certain cross-border energy lease transactions
After updating our assessment of PHI’s cross-border energy leases, we expect to record an estimated non-cash charge to earnings of between $355 - $380 million, after-tax, in the first quarter of 2013, which includes:
Recalculation of the book value of the leases
Interest on disallowed federal income tax deductions from January 1, 2001 through March 31, 2013
Deposit made with the IRS for additional taxes and related interest of $242 million on March 4, 2013
Takes into account tax benefits from matters unrelated to the leases that offset the amount of taxes and interest due
Funded with short-term debt
We continue to evaluate a partial or full liquidation of the cross-border lease investments which could be accomplished within one year
The financial impacts do not affect our core utility operations; the leases are legacy investments that were made through non-regulated subsidiaries between 1994 and 2002
Note: See Safe Harbor Statement at the beginning of today’s presentations.
11

Secure Dividend, Attractive Yield
Indicated annual dividend of $1.08 per share supported by regulated utility earnings
Current dividend yield is 18% higher than the average dividend yield for companies in the S&P 500 Electric Utilities
Dividend Yield
6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%
5.3% 4.5%
PHI
S&P 500 Electric Utilities
Source: Thomson Reuters, dividend yield as of March 7, 2013
Note: See Safe Harbor Statement at the beginning of today’s presentations.
12

2013 Earnings Guidance
Earnings Per Share $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $1.21 $1.05 - $1.20
2012 Adjusted* 2013E Guidance
The guidance range excludes:
The results of discontinued operations and the impact of any special, unusual or extraordinary items
All earnings or losses associated with the retail energy supply business at Pepco Energy Services, including the net mark-to-market effects of economic hedging activities
All earnings or losses associated with the cross-border energy lease investments, including the associated interest on the tax liability The guidance range assumes/includes:
Normal weather conditions for the remainder of the year
* See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.
13

2013 Earnings Guidance (continued)
Earnings Per Share – 2012 Adjusted vs. 2013 Guidance*
$1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00
$0.02 ($0.02) $0.03 ($0.03) $0.10 ($0.03) ($0.04) ($0.04) $0.10 ($0.06) $1.21 ($0.09) $1.05 - $1.20 ($0.12)
Includes Impact of Regulatory Outcomes
2012 Adjusted
O&M
Annualization of 2012 Rate Increases
Transmission Revenue
Weather Normalization
Interest Expense
PES, Primarily Energy Supply Wind Down
SOS Margin -Primarily 2012 Adjustments
Depreciation
2012 Gain on Early Lease Termination
2012 Tax Adjustments
Dilution
Cross-Border Leases Income
2013 E Guidance
* See Appendix for reconciliation of GAAP earnings per share to adjusted earnings per share.
Note: See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.
14

2013 Earnings Guidance Assumptions
Power Delivery
Normal weather and operating conditions
Reasonable regulatory outcomes for pending electric distribution base rate cases
Projected 1.2% growth in number of total customers
Forecasted sales growth of 1.4% Utility total O&M expense of $850 - $880 million
Construction expenditures of $1.2 billion
Depreciation and amortization expense of $465 million
Note: See Safe Harbor Statement at the beginning of today’s presentations.
15

2013 Earnings Guidance Assumptions (continued)
Pepco Energy Services
After-tax earnings of approximately $5 million
Excludes earnings or losses associated with the retail energy supply business, including the after-tax net mark-to-market effects of economic hedging activities
PHI
Excludes all earnings or losses associated with the cross-border energy lease investments, including the associated interest on the tax liability
Composite consolidated effective tax rate of approximately 40%
Execution of financing plan
Note: See Safe Harbor Statement at the beginning of today’s presentations.
16

Investment Highlights
Stable Earnings Base – Derived primarily from regulated utility business
Long-term Earnings Growth – Driven by T&D utility infrastructure investments and reasonable regulatory outcomes
Power Delivery – 8% CAGR of Rate Base (2012 – 2017)
Financial Strength – Manageable financing plan, ample liquidity, solid investment grade credit ratings
Secure Dividend – Attractive current yield
Experienced Team – Delivering on commitments
PHI – Well Positioned to Deliver Value
Note: See Safe Harbor Statement at the beginning of today’s presentations.
17

Financial Overview Fred Boyle, Senior Vice President & Chief Financial Officer

Appendix

Sales and Financial Information

Potomac Electric Power Company

(Millions of Dollars, except Sales and Customers)

Electric GWh Sales

DC Electric Delivered

MD Electric Delivered

Total Electric Delivered

Standard Offer Service

Projected

2013 11,772 14,604 26,376 8,495 2014 11,878 14,478 26,356 8,474 2015 12,104 14,503 26,607 8,548 2016 12,275 14,533 26,808 8,584 2017 12,405 14,524 26,929 8,600

Residential Electric Customers

Customers % Change Projected 2013 728,512 1.3% 2014 735,962 1.0% 2015 743,424 1.0% 2016 749,680 0.8% 2017 754,435 0.6%

Depreciation Expense

Transmission Distribution Total Projected 2013 $25 $133 $158 2014 $28 $148 $176 2015 $30 $161 $191 2016 $32 $173 $205 2017 $34 $188 $222

Amortization Expense

Transmission Distribution Total Projected 2013 $0 $48 $48 2014 $0 $48 $48 2015 $0 $52 $52 2016 $0 $54 $54 2017 $0 $50 $50

Construction Expenditures

Transmission Distribution* Other Total Projected 2013 $103 $411 $57 $571 2014 $76 $511 $59 $646 2015 $88 $497 $38 $623 2016 $58 $472 $34 $564 2017 $83 $443 $29 $555

* Construction expenditures presented are net of U.S. Department of Energy (DOE) awards.

Note:  See Safe Harbor Statement at the beginning of today’s presentations. 20

# Sales and Financial Information

## Delmarva Power & Light Company

*(Millions of Dollars, except Sales and Customers)*

**Electric GWh Sales**

| | DE Electric Delivered | MD Electric Delivered | Total Electric Delivered | Standard Offer Service |
|---|---|---|---|---|
| Projected | | | | |
| 2013 | 8,551 | 4,301 | 12,852 | 6,073 |
| 2014 | 8,616 | 4,345 | 12,961 | 6,123 |
| 2015 | 8,868 | 4,450 | 13,318 | 6,275 |
| 2016 | 9,092 | 4,522 | 13,614 | 6,406 |
| 2017 | 9,252 | 4,587 | 13,839 | 6,517 |

**Gas Mcf**

| | Gas Delivered |
|---|---|
| Projected | |
| 2013 | 19,297 |
| 2014 | 19,288 |
| 2015 | 19,556 |
| 2016 | 20,027 |
| 2017 | 20,678 |

**Residential Electric Customers**

| | Customers | % Change |
|---|---|---|
| Projected | | |
| 2013 | 446,472 | 1.0% |
| 2014 | 451,198 | 1.1% |
| 2015 | 456,340 | 1.1% |
| 2016 | 461,534 | 1.1% |
| 2017 | 466,041 | 1.0% |

**Depreciation Expense**

| | Transmission | Electric Distribution | Gas Delivery | Total |
|---|---|---|---|---|
| Projected | | | | |
| 2013 | $23 | $50 | $13 | $86 |
| 2014 | $25 | $59 | $14 | $98 |
| 2015 | $28 | $63 | $15 | $106 |
| 2016 | $31 | $66 | $16 | $113 |
| 2017 | $34 | $70 | $17 | $121 |

**Amortization Expense**

| | Transmission | Electric Distribution | Gas Delivery | Total |
|---|---|---|---|---|
| Projected | | | | |
| 2013 | $0 | $25 | $0 | $25 |
| 2014 | $0 | $41 | $0 | $41 |
| 2015 | $0 | $37 | $0 | $37 |
| 2016 | $0 | $34 | $0 | $34 |
| 2017 | $0 | $30 | $0 | $30 |

**Construction Expenditures**

| | Transmission | Electric Distribution | Gas Delivery | Other | Total |
|---|---|---|---|---|---|
| Projected | | | | | |
| 2013 | $110 | $192 | $26 | $46 | $374 |
| 2014 | $94 | $145 | $28 | $35 | $302 |
| 2015 | $99 | $141 | $28 | $28 | $296 |
| 2016 | $103 | $145 | $28 | $24 | $300 |
| 2017 | $148 | $149 | $30 | $30 | $357 |

Pepco Holdings Inc

*Note: See Safe Harbor Statement at the beginning of today's presentations.*

21

# Sales and Financial Information

## Atlantic City Electric Company

*(Millions of Dollars, except Sales and Customers)*

**Electric GWh Sales**

| | NJ Electric Delivered | Basic Generation Service |
|---|---|---|
| Projected | | |
| 2013 | 9,646 | 5,069 |
| 2014 | 9,698 | 5,123 |
| 2015 | 9,849 | 5,200 |
| 2016 | 9,874 | 5,210 |
| 2017 | 9,888 | 5,220 |

**Residential Electric Customers**

| | Customers | % Change |
|---|---|---|
| Projected | | |
| 2013 | 485,126 | 1.3% |
| 2014 | 488,964 | 0.8% |
| 2015 | 492,805 | 0.8% |
| 2016 | 496,606 | 0.8% |
| 2017 | 500,346 | 0.8% |

**Depreciation Expense**

| | Transmission | Distribution | Total |
|---|---|---|---|
| Projected | | | |
| 2013 | $19 | $57 | $76 |
| 2014 | $20 | $65 | $85 |
| 2015 | $23 | $71 | $94 |
| 2016 | $25 | $77 | $102 |
| 2017 | $27 | $85 | $112 |

**Amortization Expense**

| | Transmission | Distribution(1) | Other(2) | Total |
|---|---|---|---|---|
| Projected | | | | |
| 2013 | $0 | ($6) | $78 | $72 |
| 2014 | $0 | $5 | $80 | $85 |
| 2015 | $0 | $7 | $83 | $90 |
| 2016 | $0 | $5 | $85 | $90 |
| 2017 | $0 | $5 | $88 | $93 |

**Construction Expenditures**

| | Transmission | Distribution (3) | Other | Total |
|---|---|---|---|---|
| Projected | | | | |
| 2013 | $53 | $164 | $36 | $253 |
| 2014 | $84 | $146 | $32 | $262 |
| 2015 | $93 | $146 | $36 | $275 |
| 2016 | $81 | $144 | $22 | $247 |
| 2017 | $67 | $183 | $24 | $274 |

(1) Amortization expense related to the excess depreciation reserve recorded as part of the New Jersey rate case settlement and other distribution items.

(2) Other amortization is related to the recovery of securitized stranded costs through the issuance of transition bonds by Atlantic City Electric Transition Funding LLC. The stranded costs are being amortized over the life of the bonds maturing in 2013 through 2023.

(3) Construction expenditures presented are net of U.S. DOE awards.

Pepco Holdings Inc
*Note: See Safe Harbor Statement at the beginning of today's presentations.*
22

Projected Capital Expenditures – 2013 - 2017

(Millions of Dollars) 2013  2014  2015  2016  2017  Total

Power Delivery

     Distribution $ 733 $ 801 $ 784 $ 753 $ 730 $ 3,801      Distribution - Smart Grid 41 1 -  8 45 95      Transmission 266 254 280 242 298 1,340      Gas Delivery 26 28 28 28 30 140      Other 139 126 102 80 83 530

           Sub-Total 1,205 1,210 1,194 1,111 1,186 5,906

     DOE Capital Reimbursement Awards* (7) -   -   -  -  (7)

     Total for Power Delivery 1,198 1,210 1,194 1,111 1,186 5,899 Pepco Energy Services 3 4 5 7 7 26 Corporate and Other 6 4 4 4 4 22           Total PHI $   1,207 $   1,218 $   1,203 $   1,122 $   1,197 $     5,947

* Reflects remaining anticipated cash reimbursements pursuant to awards from the U.S. DOE under the American Recovery and Reinvestment Act of 2009.

Note:  See Safe Harbor Statement at the beginning of today’s presentations. 23

Projected Rate Base by Utility

2012 2013 2014 2015 2016 2017

(Millions of Dollars)

Estimated Projected Projected Projected Projected Projected Distribution – Electric

Pepco $2,485  $2,772  $3,075  $3,289  $3,570  $3,743 Delmarva Power 1,138 1,280 1,381 1,461 1,538 1,618 Atlantic City Electric 1,072 1,244 1,351 1,441 1,542 1,623

Total Distribution – Electric  $4,695  $5,296  $5,807  $6,191  $6,650  $6,984

Distribution – Gas $251  $255  $263  $268  $273  $277

Transmission

Pepco $641  $750  $742  $811  $832  $833 Delmarva Power 507 569 642 708 807 888 Atlantic City Electric 395 445 504 592 653 718

Total Transmission $1,543  $1,764  $1,888  $2,111  $2,292  $2,439

Total Distribution & $6,489 $7,315  $7,958  $8,570  $9,215  $9,700 Transmission

Note:  See Safe Harbor Statement at the beginning of today’s presentations. 24

Calculation of Credit Metrics

2012 Net Cash Provided by Operating Activities (GAAP Measure) $              592

Rating Agency Adjustments

Less: Changes in Working Capital & Other                   12 Less: Securitized Debt Adjustment                  (39) Plus: Pension & Postretirement Benefit Obligations Adjustment                 140 Plus: Operating Lease Adjustment                   21 Less: Capitalized Interest                     (4)

Adjusted Funds From Operations (FFO - Non-GAAP Measure)                 722

Balance Sheet Debt (1) (GAAP Measure) $           5,520

Rating Agency Adjustments

Less: Securitized Debt                (295) Plus: Pension & Postretirement Benefit Obligations Adjustment                 591 Plus: Operating Lease Adjustment                 361 Plus: Accrued Interest                   47 Plus:  ARO Debt Adjustment                   10

Total Adjusted Debt              6,234

Balance Sheet Equity $           4,446 Non-Controlling Interest                  -

Total Equity (GAAP Measure)              4,446

Total Adjusted Capital $         10,680

Interest Expense (GAAP Measure) $              265

Rating Agency Adjustments

Plus: Capitalized Interest                     4 Plus: Operating Lease Adjustment                   20 Less: Securitized Debt Adjustment                  (15) Plus: Pension & Postretirement Benefit Obligations Adjustment                  -

Total Adjusted Interest Expense                 274

Cash Interest Paid $              253

Rating Agency Adjustments

Plus: Capitalized Interest                     4 Less: Securitized Debt Adjustment                  (15) Plus: Operating Lease Interest Adjustment                   20 Less: Operating Lease Depreciation Adjustment                  (21)

Total Adjusted Cash Interest Paid                 241

Debt/Capital (Rating Agency Adjusted) 58.4% FFO Interest Coverage (Rating Agency Adjusted) (2) 3.5x

(1)  Includes short-term and long-term debt, capital leases and long-term project funding

(2)  FFO Interest Coverage (Rating Agency Adjusted) = Adjusted FFO + Adjusted Cash Interest Paid / Adjusted Interest Expense

Source: S&P CreditStats Direct
Note:  See Regulation G Information at the beginning of today’s presentations. 25

Long-term Debt Maturities

Maturity   Interest

2013   2014   2015

(Millions of dollars)   Date   Rate

Pepco - Senior Notes   11/15/13   4.95%   $200      $   -      $   -Pepco - Senior Notes   4/15/14   4.65%   -   175   -Delmarva Power - FMB   12/1/13   6.40%   250   -   -Delmarva Power - Unsecured Notes   11/15/14   5.00%   -   100   -Delmarva Power - Unsecured Notes   6/1/15   5.00%   -   -   100 Atlantic City Electric - FMB   8/1/13   6.625%   69   -   -Atlantic City Electric - VRDB   4/15/14   Variable   -   18   -Atlantic City Electric - Secured MTN   8/29/14   7.63%   -   7   -Atlantic City Electric - Secured MTN   8/24/15   7.68%   -   -   15 Pepco Holdings   10/1/15   2.70%   -   -   250 Potomac Capital Investment - Bank Loan   4/21/14   6.59%   11   -  Total Maturities   $519   $311   $365 Note:  Excludes debt maturities related to Atlantic City Electric securitization bonds.

26

Pension – Liability-Driven Investment Strategy

Beginning in the second quarter of 2011, PHI initiated a modified pension investment policy    Pension Fund to reduce volatility of funded status and    Asset Allocation pension costs   12/31/12

•   “Return-seeking” (i.e., equity) assets reduced from over 60% to under 40%, with corresponding increase in “liability-hedging” (i.e., fixed income)    17% assets

•   Fixed income portfolio restructured to better track

13%

liabilities, with liability hedge ratio increased from    62% less than 15% to more than 50%, reducing exposure to discount rate changes   8%

•   Additional risk reduction will be predicated on contributions and improvements in funded status

•   Strategy designed to meet growth in benefit

U.S. Equities   Non-U.S. Equities

obligations through investment returns and PHI’s

Other   Liability-Hedging

contributions, while maintaining variability of funded status and pension costs at acceptable levels

27

Our Approach to Earnings Guidance

   Range provided for ongoing operations (GAAP results excluding special, unusual or extraordinary items)

   For guidance purposes, the items below will be excluded from results even if not classified as a special item for reporting purposes:

•   Effect of adopting new accounting standards

•   Effect of changes in tax law

•   Impairments of assets, including goodwill

•   All earnings or losses associated with the retail energy supply business at Pepco Energy Services, including the net mark-to-market effects of economic hedging activities

•   All earnings or losses associated with the cross-border energy lease investments, including the associated interest on the tax liability

•   Other unusual items

Note:  See Safe Harbor Statement/Reg. G Information at the beginning of today’s presentations.   28

Reconciliation of GAAP EPS to Adjusted EPS

Year Ended December 31, 2012   2011

Reported (GAAP) Diluted Earnings per Share from Continuing Operations   $ 1.24   $ 1.15

Adjustments (after-tax):*

   Mark-to-market (gains)/losses from Pepco Energy Services retail energy

(0.06)   0.08 economic hedging activities

   Impairment charges related to Pepco Energy Services long-lived assets   0.03   -

   Effect of adopting a tax law change in District of Columbia     -   0.02

Adjusted Earnings per Share from Continuing Operations (Non-GAAP)    $ 1.21   $ 1.25

*   Calculated using a composite income tax rate of approximately 40%
Note:  See Regulation G Information at the beginning of today’s presentations.   29